UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 30, 2011

ChinaNet Online Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52672	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.3 Min Zhuang Road, Building 6, Yu Quan Hui Gu Tuspark, Haidian District, Beijing, PRC 100195
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +86-10-51600828

____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

ChinaNet Online Holdings, Inc. (the “Company”) has prepared a PowerPoint presentation for prospective investors, which was posted on the Company’s website at http://www.chinanet-online.com on December 30, 2011.  The presentation relates to the challenges for small and medium sized enterprises in China.

A copy of the PowerPoint presentation is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 7.01.  In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the PowerPoint presentation attached to this Form 8-K as Exhibit 99.1 shall be deemed to be "furnished" to the SEC and not deemed to be "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

No.	Description
99.1	PowerPoint Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2012	ChinaNet Online Holdings, Inc.

	By:	/s/ Handong Cheng
Name: Handong Cheng
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	PowerPoint Presentation